Exhibit 2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED SCRIPPS FAMILY AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Scripps Family Agreement (the “Agreement”), dated May 19, 2015, by and among The E.W. Scripps Company, an Ohio corporation (“E.W. Scripps”), Scripps Networks Interactive, Inc., an Ohio corporation (“Scripps Networks Interactive”) and the individuals and other entities named on the signature pages thereto (each, a “Family Shareholder” and collectively, the “Family Shareholders”) is entered into as of the 29th day of March, 2017 by E.W. Scripps, Scripps Networks Interactive and the Family Shareholders.

WHEREAS, the parties hereto desire to amend Section 6 of the Agreement to allow Family Shareholders to convert Common Voting Shares into Class A Stock under the circumstances set forth therein;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Family Shareholders, E.W. Scripps and Scripps Networks Interactive hereby irrevocably agree to restate Section 6 of the Agreement in its entirety as follows.

Section 6.    Right of Offeror to Sell or Donate Unsold Shares Upon Conversion Into Shares of Class A Stock. If, after satisfaction by the Offeror of the requirements of Section 4, any Offered Shares remain unsold, the Offeror may elect to (i) retain such unsold Offered Shares, (ii) convert such unsold Offered Shares into Class A Stock (which Class A Stock will not be subject to this Agreement), or (iii) sell, transfer, distribute, or assign such Offered Shares on whatever terms and at whatever price, or donate, appoint or otherwise dispose of such Offered Shares in whatever manner the Offeror wishes, without any further compliance by the Offeror or any transferee with the provisions of this Agreement (which provisions will continue to apply, however, to any other Shares owned of record or beneficially by the Offeror); provided that (A) if the Offeror had included in the First Notice such Offeror’s intention to sell, transfer, distribute, assign, donate, appoint or otherwise dispose of the Offered Shares to a specific person, then such Offered Shares shall be sold, transferred, distributed, assigned, donated, appointed or otherwise disposed of to such person on the terms and in the manner indicated in the First Notice; AND (B) THE OFFEROR, PRIOR TO ANY SALE, TRANSFER, DISTRIBUTION, ASSIGNMENT, DONATION, APPOINTMENT OR OTHER DISPOSITION OF THE OFFERED SHARES SHALL FIRST CONVERT SUCH OFFERED SHARES INTO CLASS A STOCK AND SELL, TRANSFER, DISTRIBUTE, ASSIGN, DONATE, APPOINT OR OTHERWISE DISPOSE OF ONLY THE CLASS A STOCK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each party hereto has executed this Agreement on the date indicated below opposite such party’s signature.

THE E.W. SCRIPPS COMPANY

By:	/s/ William Appleton
Name:	William Appleton
Title:	Senior V.P. and General Counsel

SCRIPPS NETWORKS INTERACTIVE, INC.

By:	/s/ Ken W. Lowe
Name:	Ken W. Lowe
Title:	Chairman, President and CEO

FAMILY SHAREHOLDER

/s/ Jonathan Scripps
Name:	Jonathan Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Samantha J. Brickner
Name:	Samantha J. Brickner

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Elizabeth Scripps
Name:	Elizabeth Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ William H. Scripps
Name:	William H. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Margaret Scripps Klenzing
Name:	Margaret E. Scripps Klenzing

Address:

Email address:

FAMILY SHAREHOLDER

/s/ James Bryce Vasquez
Name:	James Bryce Vasquez

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Virginia S. Vasquez
Name:	Virginia S. Vasquez

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Nackey E. Scagliotti
Name:	Nackey E. Scagliotti

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Cynthia J. Scripps
Name:	Cynthia J. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Edward W. Scripps, Jr.
Name:	Edward W. Scripps, Jr.

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Marilyn J. Scripps
Name:	Marilyn J. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Eva Scripps Attal
Name:	Eva Scripps Attal

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Samuel Joseph Logan
Name:	Samuel Joseph Logan

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Mary Peirce
Name: Mary Peirce

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Megan Scripps Tagliaferri
Name:	Megan Scripps Tagliaferri

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Charles E. Scripps, Jr.
Name:	Charles E. Scripps, Jr.

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Charles Kyne McCabe
Name:	Charles Kyne McCabe

Address:

Email address:

FAMILY SHAREHOLDER

/s/ R. Michael Scagliotti
Name: R. Michael Scagliotti

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Julia Scripps Heidt
Name: Julia Scripps Heidt

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Eli W. Scripps
Name: Eli W. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Cody Dubuc
Name: Cody Dubuc

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Monica Holcomb
Name:	Monica Holcomb

Address:

Email address:

FAMILY SHAREHOLDER

/s/ John Patrick Scripps
Name:

Address:

Email address:

FAMILY SHAREHOLDER

/s/ J. Sebastian Scripps
Name:	J. Sebastian Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Gerald J. Scripps
Name:	Gerald J. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Raymundo H. Granado, Jr.
Name: Raymundo H. Granado, Jr.

Address:

Email address:

FAMILY SHAREHOLDER

/s/ William A. Scripps
Name: William A. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Wesley Scripps
Name: Wesley Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Keon Korey Vasquez
Name: Keon Korey Vasquez

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Elizabeth A. Logan
Name: Elizabeth A. Logan

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Eaton M. Scripps
Name: Eaton M. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Mary Ann S. Sanchez
Name: Mary Ann S. Sanchez

Address:

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FAMILY SHAREHOLDER

/s/ Jimmy R. Scripps
Name: Jimmy R. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Jenny Sue Scripps Mitchell
Name:	Jenny Sue Scripps Mitchell

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Peter M. Scripps
Name:	Peter M. Scripps, individually, and as trustee of the Peter M. Scripps Trust under Agreement dated 11/13/2002

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Anne La Dow
Name:	Anne La Dow, individually and as trustee of the Anne M. La Dow Trust under Agreement dated 10/27/2011

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Paul K. Scripps
Name:	Paul K. Scripps, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 and John P. Scripps Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans, and as trustee of the John P. Scripps Trust FBO Ellen McRae Scripps under Agreement dated 12/28/84 and Paul K. Scripps Family Revocable Trust

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Peter R. La Dow
Name:	Peter R. La Dow, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 and John P. Scripps Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans, and as trustee of The Marital Trust of the La Dow Family Trust and The La Dow Family Trust under Agreement dated 6/29/2004

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Barbara Victoria Scripps Evans
Name:	Barbara Victoria Scripps Evans, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans under Agreement dated 12/28/84, and as trustee of the John P. Scripps Trust FBO Douglas A. Evans under Agreement dated 12/28/84, Douglas A. Evans 1983 Trust, Victoria S. Evans Trust under Agreement dated 5/19/2004 and Thomas S. Evans Irrevocable Trust under Agreement dated 11/13/2012

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Jessica L. Scripps
Name:	Jessica L. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

Estate of Robert P. Scripps Jr.

/s/ Rebecca S. Brickner
Name:	Rebecca S. Brickner, co-administrator

/s/ Virginia S. Vasquez
Name:	Virginia S. Vasquez, co-administrator

FAMILY SHAREHOLDER

/s/ Rebecca S. Brickner
Name:	Rebecca S. Brickner

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Crystal Vasquez Lozano
Name:	Crystal Vasquez Lozano

Address:

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FAMILY SHAREHOLDER

/s/ Molly E. McCabe
Name:	Molly E. McCabe

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Ellen M. Scripps Kaheny
Name:	Ellen M. Scripps Kaheny, individually and as trustee of the Ellen M. Scripps Kaheny Revocable Trust dtd April 17, 2014

Address:

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FAMILY SHAREHOLDER

/s/ Corina S. Granado
Name:	Corina S. Granado

Address:

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FAMILY SHAREHOLDER

/s/ Adam R. Scripps
Name:	Adam R. Scripps

Address:

Email address: